EXHIBIT 23.1

  CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the Registration (Form S-8 No. XXXXX) pertaining to the 2006 Long-Term Incentive Plan of Analex Corporation of our report dated February 22, 2006, with respect to the consolidated financial statements of Analex Corporation included in its Annual Report (Form 10-K) for the year ended December 31, 2005, filed with the Securities and Exchange Commission.


McLean,   Virginia     /S/  Ernst & Young LLP


June   15, 2005